Investor presentation Credit Suisse Vail Conference Meg Gentle, President & CEO NASDAQ: TELL Exhibit 99.1

Notice This presentation has been prepared exclusively for informational purposes and does not constitute an offer to buy, sell or exchange any financial instruments. This presentation is not intended to provide legal, tax or investment advice. This presentation contains many forward-looking statements and projections, each of which should be independently assessed and evaluated. This presentation does not purport to contain all information within the meaning of U.S. federal securities law, that may be material to a potential investment in the assets that are described as the target of a potential investment herein. This presentation has been prepared as of the date first written above and there is not duty for Tellurian Inc. (“Tellurian”) or any other person to update any information contained herein. This presentation has been prepared based, in part, on a review by Tellurian of publicly available information that may or may not be outdated or otherwise overcome by intervening events, but Tellurian has not verified such information and does not make any representation or warranty regarding its accuracy. Any investment in liquefied natural gas assets involves various risks, including in connection with the demand for and price of natural gas, and other risks discussed in the “Risk Factors” section of the Definitive Proxy Statement on Schedule 14A filed on January 13, 2017, and any updates made in subsequent reports filed with the Securities and Exchange Commission. The purpose of this presentation is not to disclose risks, and any investor in any of the assets described herein must perform its own analysis of all relevant risk factors. You should make sure your own investigation and evaluation of an investment in any of the assets or securities of Tellurian. You should inform yourself as to the legal requirements applicable to you in respect of the acquisition, holding and disposition of any such assets or securities, and as to the income and other tax consequences to you of such acquisition, holding and disposition. This presentation does not create any rights, obligations or liabilities for any person or entity. Neither Tellurian nor any of its affiliates, directors, officers, management, employees, agents or representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of any of the information contained in this presentation or any other information (whether communicated in written or oral form) transmitted or made available to or resulting from the use of this presentation or such other information. Each of the aforementioned parties expressly disclaims any and all liability relating to or resulting from the use of this presentation or such other information.

Introducing Tellurian Inc. (NASDAQ: TELL) Inception: In February 2016, Charif Souki & Martin Houston co-founded Tellurian Investments Inc. Strategy: Low-cost LNG provider capable of optimizing an integrated value chain Project: Driftwood LNG (DWLNG), a 26 mtpa LNG export facility near Lake Charles, LA Engineering and Construction: Bechtel, Chart & GE developing a simplified, cheaper LNG solution Development Funding: $60 million contributed by management, family & friends; $25 million invested by GE; $207 million invested by Total Merger: Tellurian Investments and Magellan Petroleum (Ticker: MPET) closed a reverse merger on Feb 10 2017. The transaction is structured as a tax free, equity exchange, where Tellurian shareholders are majority owners of the combined entity. Company renamed Tellurian Inc and ticker became NASDAQ: TELL. As of Friday, February 10 there were 199,382,948 shares outstanding.

Global gas demand – expecting steady growth Source: BP Energy Outlook (2017), Wood Mackenzie (Q4 2016) 2015-2030 CAGR North America 1.2% S & C America 0.8% Europe 0.9% CIS 0.04% Middle East 2.2% Africa 3.0% Asia Pacific 2.9% Total 1.6% Incremental gas demand 2015-2030: 105 Bcf/d (785 mtpa) Average annual gas demand growth: 7 Bcf/d (50 mtpa)

90 mtpa additional liquefaction construction required to meet the call on LNG by 2025 (1) Source: BP Energy Outlook (2017), Wood Mackenzie (Q4 2016) (1) Note: 15 mtpa of incremental demand per year, over next 5 years, where consumption is 85% of plant capacity 2015-2030 CAGR North America 4.1% S & C America 5.6% Europe 4.6% Middle East 6.8% Africa 0.8% Asia Pacific 3.9% Total 4.2% Incremental LNG demand 2015-30: 30 Bcf/d (223 mtpa) Average annual LNG demand growth: 2 Bcf/d (15 mtpa) 28% of global gas demand growth expected to be supplied from new LNG sources 90 mtpa of liquefaction construction will require more than $65 BN of capital

12% Growth in Asia / Middle East LNG demand in 2016 Source: IHS Markit Waterborne 211

Commodity prices improving from early 2016 lows Source(s): ICE, Platts via Globalview, Tellurian estimates

Next generation liquefaction – Cost matters Source: IHS, Tellurian interpretation of the data; East Africa includes Coral FLNG $8.41 $8.37 $8.01 $7.95 $7.74 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 Floating West Canada New Australia East Africa US GOM $/MMBtu Average est. DES to Asia breakeven costs for projects awaiting FID Assumes $50 / Bbl oil price environment Total Transport cost Liquefaction and pipe Upstream

Seeking lowest cost gas supply . . . Source: Company data, Credit Suisse estimates, Tellurian Analysis assumes oil price of $50 / Bbl Lower service costs, improved technology and efficiency will improve netbacks over time

Driftwood LNG: 26 mtpa LNG export facility in Louisiana Land: 1,000-acre site near Lake Charles, LA Liquefaction Nameplate Capacity: 26 mtpa Trains: 20 trains, each producing 1.3 mtpa 1.3 mtpa Chart heat exchangers GE LM6000 compressors Storage: 3 storage tanks, each 235,000 m3 Marine: 3 marine berths for ship docking Pipeline: 96 mile pipeline ~4 Bcf/d of capacity multiple interconnects Cost: $500-600/tonne EPC cost 26 mtpa = $13-16 BN(1) (1) Excludes owners’ & financing related costs

Key project partners EPC World leader in the LNG industry, and has built 41 trains producing 120 mtpa to date Founders have deep relationship with Bechtel: 15 trains with Tellurian’s executive team Bechtel expected to wrap the Chart technology liquefaction interface Liquefaction technology World-class cold box manufacturer for all technologies – supplied more than 10,000 brazed aluminum heat exchanger (BAHX) cores – more than 500 for LNG service Driftwood LNG to use the Integrated Pre-cooled Single Mixed Refrigerant (IPSMR®) liquefaction process Turbines and compressors GE Oil & Gas has 25+ years of experience in LNG technology Delivered refrigerant compressors and turbines for some of the world’s largest projects Partnering to set new low cost standard for installed horsepower Invested $25 million Project partners Equity partners Strategic Investor Invested $207 million, 24% ownership in Tellurian Inc. Globally integrated portfolio and experienced LNG company

Driftwood LNG – estimated project timeline

2016	2017	2018	2022	2023	2025
June FERC Pre-Filing Review Process	Q1 FERC application filing	Construction begins, pending regulatory approval	First LNG plant operational	Full pipeline operations	All LNG plants operational

Engineering

- ✓ Bechtel engaged to complete robust FEED Feb 2016
- LSTK EPC Contract *expected mid-2017*
- Notice to Proceed with construction *expected mid-2018*

Regulatory

- ✓ Pre-filing notice Jun 2016
- ✓ Draft Resource Reports Dec 2016
- Full FERC Application *expected Q1 2017*
- FERC Order *expected mid-2018*

LNG Marketing

- ✓ Offices established in London and Singapore Dec 2016
- Launch of marketing effort in Tokyo at the Gastech Conference *April 2017*
- LNG Sales and Purchase Agreements *expected 1H 2018*

Financing

- ✓ Liquefaction development funding raised
  - ✓ $60 MM Management, friends & family
  - ✓ $25 MM GE
  - ✓ $207 MM Total
- Opportunistic capital raising 2017 & 2018
- Engage Project Financing Advisor *expected 1H 2017*
- Arrange project financing bank group
- Liquefaction project financial close *expected mid-2018*

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Driftwood LNG cost competitive Source: IHS, Tellurian Driftwood LNG Awaiting Final Investment Decision (FID) US Projects – Under construction

Tellurian – value to shareholders Low Cost Supply Procure gas supply at lower cost than marginal production within US Low Cost Construction Work with contractors to lower capital spending to between $500 and $600 / tonne Low Cost Financing Efficient financing of project and simple capital structure Fast Mover Advantage Faster to market than competing projects – expect FID mid 2018

Driftwood LNG – illustration of constructed facility

Thank you

Investor Contacts

Investor Relations

Amit Marwaha, 832-485-2004

amit.marwaha@tellurianinc.com

David Castaneda, 414-351-9758

dcastaneda@mdcgroup.com

Public Relations

Joi Lecznar, 832-962-4044

joi.lecznar@tellurianinc.com

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Appendix

Corporate org chart (1) (1) Abbreviated. Tellurian Inc. (fka Magellan Petroleum Corp) Tellurian Investments Driftwood LNG Driftwood Pipeline NASDAQ: TELL 199,382,948 shares outstanding on Feb 10, 2017

Charif Souki, Chairman Founded Cheniere Energy, the first LNG export company in the United States, growing it to a $9 Bn company while serving as CEO from 2002 to 2015 A lifelong entrepreneur, Charif has spent 20 years raising and investing capital in a range of industries globally Martin Houston, Vice Chairman Spent three decades at BG Group plc, a FTSE 10 international integrated oil and gas company, retiring in November 2013 as Chief Operating Officer and an executive director Conducted business in over 40 countries in an energy career spanning 35 years Meg Gentle, CEO and President Former EVP of Marketing at Cheniere Energy, based in London, England Previously served as Chief Financial Officer of Cheniere Energy, managing Cheniere Energy’s liquidity, negotiating $25 billion of debt and equity financings and turning Cheniere into a multibillion dollar company Keith Teague, Chief Operating Officer Former EVP, Asset Group at Cheniere Energy, based in Houston, Texas Responsible for the development, construction and operation of Cheniere’s natural gas terminal and pipeline assets Leadership team

Leadership team Antoine Lafargue, Chief Financial Officer Antoine became CFO of Tellurian Inc. on February 10, 2017. He served as Magellan Petroleum’s President, Chief Executive Officer, Chief Financial Officer, Treasurer and Corporate Secretary from August 5, 2016 to the merger with Tellurian Previously served as Magellan Petroleum's SVP Strategy and Business Development and Chief Commercial Officer Howard Candelet, SVP Projects Joined Tellurian after 40 years at BG Group, where he held many senior management positions in General Operations, Project Management, Company Business Operations and Business Development Deep operational experience includes stint as VP operations at BG Group’s Atlantic LNG Pat Outtrim, SVP Government and Regulatory Affairs Patricia is responsible for government and regulatory activities, permitting and regulatory compliance and oversees the HSE groups. Ms. Outtrim has assisted in the site development, permitting, and expansion of seven US LNG import terminals. Her background includes management of NG vehicle projects, hazard/risk, siting, and cost analysis as well as code compliance Mark Evans, SVP Gas Supply Spent 12 years at BG Group responsible for the North American natural gas trading and marketing business, as well as serving on various investment and management committees Prior to BG Group, Mark was employed at Duke Energy in various natural gas trading and marketing roles for over 10 years Tarek Souki, SVP Marketing and Trading Tarek joined Tellurian in April 2016, previously he was the CFO of Cheniere Marketing Inc. based in London where he built out and led the middle office, back office and finance functions for its trading operations Prior to Cheniere, Tarek spent 14 years as an investment banker with Credit Suisse in the commodity finance group

Experience matters

Key management team			
World class leadership team	**Charif Souki** • Founder -Cheniere Energy • Annualized equity CAGR ~40% from 2002-15	**Martin Houston** • COO of BG Group, FTSE 10 company • Pioneered destination flexible LNG	**Meg Gentle** • Former EVP Marketing/CFO at Cheniere Energy • Structured >$25 bn during tenure at Cheniere
Seasoned management team	**Operations** • Keith Teague • Howard Candelet	**Legal/Regulatory** • Daniel Belhumeur • Pat Outrim	**Commercial/Financing** • Antoine Lafargue • Mark Evans • Tarek Souki • Mark Stubbe
Deep bench strength	**Marketing** • Singapore & London operations	**Integration** • Working with Bechtel, Chart, GE on EPC	**Efficiency** • 50 professionals globally

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DWLNG vs. traditional LNG plant – design

DWLNG layout: 5.2 mtpa


Gas pre-treatment facility

Redundancy built-in: if 1 compressor is out of service, only that circuit is affected

Single refrigerant loop (x4): requires less land, less pipe

GE LM6000 PF+ (x4): cheapest dollar per installed horsepower = more LNG production per acre

Chart cold boxes (x4): IPSMR technology uses single mixed refrigerant; design scaled up from mid-scale design, rather than down from top

Traditional layout: 4.5 mtpa

Redundancy necessary: if 1 compressor is out of service, entire circuit is affected

Larger footprint: 3 cold boxes need more land, more pipe


Gas pre-treatment

GE LM2500 (x6): smaller turbine means you need 6 turbines, 3 circuits, to produce 4.5 mtpa

Cold boxes (x3): 3 cold boxes, one for each refrigerant gas loop

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Timeline to FID and status

2017			2018	
Winter/Spring		Summer/Fall	Winter/Spring	Summer/Fall
• FERC	• Gastech • EPC	• CWC World	• FERC NTP • FID • World Gas Conference	• Construction begins
	Marketing/SPAs ← →			

Engineering

✓ Bechtel engaged to complete robust FEED Feb 2016

- LSTK EPC Contract *expected mid-2017*
- Notice to Proceed with construction *expected mid-2018*

Regulatory

✓ Pre-filing notice Jun 2016

✓ Draft Resource Reports Dec 2016

- Full FERC Application *expected Q1 2017*
- FERC Order *expected mid-2018*

LNG Marketing

✓ Offices established in London and Singapore Dec 2016

- Launch of marketing effort in Tokyo at the Gastech Conference *April 2017*
- LNG Sales and Purchase Agreements *expected 1H 2018*

Financing

✓ Liquefaction development funding raised
  - ✓ $60 MM Management, friends & family
  - ✓ $25 MM GE
  - ✓ $207 MM Total

- Opportunistic capital raising 2017 & 2018
- Engage Project Financing Advisor *expected 1H 2017*
- Arrange project financing bank group
- Liquefaction project financial close *expected mid-2018*

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The world needs LNG – construction needs to start today Source: IHS, Tellurian New FIDs will be needed from 2018 if we are to keep the market in balance from 2021 onwards Assuming no new FIDs are sanctioned soon, the global LNG market will return to deficit by 2022+ New FIDs are necessary beginning 2018 to keep LNG market balanced 2021+ LNG projects under construction expected to come online next decade just as market enter balance

Global LNG cost curve – DWLNG in lower quartile of potential FID projects Source: Citi, Wells Fargo, Tellurian Driftwood LNG